UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI (Address of Principal Executive Offices)		48326 (Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's Amended 2024 Annual Report on Form 10-K/A for the year ended December 31, 2024, as filed with the SEC on July 17, 2025 (the "2024 Annual Report"), and (b) SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2024 Annual Report, each an "SEC Report").

Item 2.02 – Results of Operations and Financial Condition.

On August 14, 2025, the Company announced its financial results for the second quarter ended June 30, 2025. A copy of the press release announcing this event is attached to and included in this Form 8-K as Exhibit 99.1.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background Respecting the CIC Agreement and Bartels Board Seat

As previously reported, the Company is a party to the Change of Control, Voting and Restricted Stock Agreement (the "CIC Agreement") that became effective on January 28, 2022, when signed by the Company and Mr. Robert G. Brown, ("Mr. Robert G. Brown"), Mr. William H. Bartels, ("Mr. Bartels"), SPAR Administrative Services, Inc., ("SAS"), and SPAR Business Services, Inc. ("SBS"). Mr. Brown, Mr. Bartels, SAS and SBS may be referred to collectively as the "Majority Stockholders". The CIC Agreement was approved by the Board of Directors of SGRP (the "Board"). During the term of the CIC Agreement, Mr. Bartels has the right to nominate for election to the Board one director (the "Bartels Board Seat") and the CIC Agreement gives him the right to replace that director from time to time.

Resignation of William H. Bartels and Appointment of Tim Cook

On August 12, 2025, Mr. Bartels resigned from the Board. Mr. Bartels’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. On the same date, Mr. Bartels nominated, and the Board appointed, Tim Cook as director to fill the Bartels Board Seat that was vacated upon Mr. Bartels’ resignation. Mr. Cook’s appointment to the Board was effective immediately. Mr. Cook was also appointed as Chairman of the Governance Committee, and will serve as a member of the Audit Committee and the Compensation Committee, effective immediately.

Mr. Cook is joining the Board, filling the Bartels Board Seat as the designee and the representative of Mr. William H. Bartels. As a manufacturing industry CEO, COO, and Board Member, Mr. Cook has 30+ years of experience in creating organizational excellence. From 1983-1985, he was in the United States Marine Corps Reserves before being accepted to Office Candidate School (1985-1987). From 1995-2002 Mr. Cook was the VP Sales & Marketing at Marlen International, and from 2002-2012, he was the VP of Sales |Marketing| Product Management at AMF Bakery Systems. From 2012-2016, Mr. Cook served as the COO and President of Shick Solutions where he spent four years preparing the company for a transition event and then led the sale of the company to Breteche Group. Beginning in 2017, he was in various leadership roles in a connected portfolio that concluded in 2022 with his last role in a successful tenure as President and CEO, leading the growth of LINXIS Group and orchestrating its sale to publicly traded, US industrial, Hillenbrand. Mr. Cook held the positions of Vice President of LINXIS Group and CEO of Shick Esteve, a manufacturer of automated processing systems for the industrial food industry. Partnering with private equity firm IK Partners, Mr. Cook developed and implemented global expansion strategies for the organization during this time. He is now seeking opportunities to contribute his experience through service on corporate boards. Mr. Cook serves on the advisory board of UltraSource LLC, WorkForge LLC, and on the industry board of the American Bakers Association (ABA). Additionally, he works as an advisor to private equity firms on select transactions. He earned his Bachelors of Arts degree in History, with a focus on Asian Studies, from the University of Kansas.

Appointment of Director John Bode and Director Linda Houston

After due review of the shareholders vote at the annual meeting of the stockholders on June 12, 2025, and after consideration of all relevant factors, John Bode and Linda Houston were appointed to the Board on August 12, 2025. Mr. Bode will serve as Chairman of the Audit Committee, and will serve as a member of the Compensation Committee and the Governance Committee, effective immediately. Ms. Houston will serve as Chairman of the Compensation Committee, and will serve as a member of the Audit Committee and the Governance Committee, effective immediately.

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report on Form 8-K may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): potential non-compliance with applicable Nasdaq rules regarding the filing of periodic financial reports, director independence, bid price or other rules; any potential non-compliance with applicable Nasdaq annual meeting, director independence, bid price or other rules; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect SPAR Group, see its 2024 Annual Report and other SEC Reports as filed with the SEC. The information contained in this Current Report on Form 8-K is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report on Form 8-K, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release announcing earnings for the Company for the second quarter ended June 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc. Date: August 18, 2025 By: /s/ Michael R. Matacunas Michael R. Matacunas, President & CEO